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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 15, 2012

ADVANCE AUTO PARTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16797	54-2049910
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5008 Airport Road, Roanoke, Virginia	24012
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (540) 362-4911

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2012 annual meeting of stockholders of Advance Auto Parts, Inc. (“Company”) held May 15, 2012, the Company's stockholders re-elected John F. Bergstrom, John C. Brouillard, Fiona P. Dias, Frances X. Frei, Darren R. Jackson, William S. Oglesby, J. Paul Raines, Gilbert T. Ray, Carlos A. Saladrigas and Jimmie L. Wade to serve as members of the Company's Board of Directors (“Board”) until the 2013 annual meeting of stockholders.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)
The 2012 Annual Meeting of Stockholders of the Company was held on Tuesday, May 15, 2012. The following matters were submitted to a vote by the stockholders: (1) election of ten directors to serve as members of the Board until the 2013 Annual Meeting of Stockholders, (2) non-binding advisory vote to approve the compensation of the Company's named executive officers, (3) re-approval of performance objectives contained in the Company's 2007 Executive Incentive Plan, (4) re-approval of performance objectives contained in the Company's 2004 Long-Term Incentive Plan, (5) approval of the Company's Amended and Restated 2002 Employee Stock Purchase Plan, (6) ratification of the appointment of Deloitte and Touche LLP as the Company's independent registered public accounting firm for 2012, and (7) non-binding advisory vote on a stockholder proposal regarding stockholder voting requirements.

(b)	All nominees were elected to the Board of Directors with the following vote counts:

	FOR	WITHHELD
John F. Bergstrom	60,266,406	2,209,470
John C. Brouillard	62,364,569	111,307
Fiona P. Dias	61,355,271	1,120,605
Frances X. Frei	61,339,476	1,136,400
Daren R. Jackson	62,433,628	42,248
William S. Oglesby	62,449,640	26,236
J. Paul Raines	61,339,582	1,136,294
Gilbert T. Ray	61,950,196	525,680
Carlos A. Saladrigas	62,042,396	433,480
Jimmie L. Wade	62,434,734	41,142

There were 4,341,906 broker non-votes recorded for each nominee.

The compensation of the named executive officers was approved by the following non-binding advisory vote:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
60,838,562	1,585,524	51,790	4,341,906

The re-approval of performance objectives contained in the Company's 2007 Executive Incentive Plan was approved by the following vote:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
61,420,875	1,003,485	51,516	4,341,906

The re-approval of performance objectives contained in the Company's 2004 Long-Term Incentive Plan was approved by the following vote:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
58,446,502	3,977,496	51,878	4,341,906

The approval of the Company's Amended and Restated 2002 Employee Stock Purchase Plan was approved by the following vote:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
60,226,724	2,206,717	42,435	4,341,906

Stockholders ratified the appointment of Deloitte and Touche LLP as the Company's independent registered public accounting firm for 2012. The vote on the proposal was as follows:

FOR	AGAINST	ABSTENTIONS
66,546,379	243,786	27,617

The advisory stockholder proposal regarding stockholder voting requirements was approved by the following non-binding advisory vote:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
42,879,290	19,558,618	37,968	4,341,906

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE AUTO PARTS, INC.
(Registrant)

Date: May 18, 2012	/s/ Michael A. Norona
(Signature)*
Michael A. Norona
Executive Vice President and Chief Financial Officer
* Print name and title of the signing officer under his signature.